Goodwill and Intangibles, net	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles, net
11. Goodwill and Intangibles, net

Goodwill

The carrying amount of goodwill by segment were as follows (in millions):

	Construction	Energy	Telecom	Insurance	Life Sciences	Broadcasting	Other	Total
Balance at December 31, 2017	$38.6	$2.1	$3.4	$47.3	$3.6	$20.6	$1.8	$117.4
Measurement Period Adjustment	—	—	—	—	—	0.8	—	0.8
Acquisitions	43.6	—	1.0	—	—	—	—	44.6
Dispositions	—	—	—	—	(3.6)	—	(1.8)	(5.4)
Balance at December 31, 2018	82.2	2.1	4.4	47.3	—	21.4	—	157.4
Measurement Period Adjustment	7.1	—	0.1	—	—	—	—	7.2
Impairments	—	—	(4.5)	(47.3)	—	—	—	(51.8)
Translation	(0.3)	—	—	—	—	—	—	(0.3)
Balance at December 31, 2019	$89.0	$2.1	$—	$—	$—	$21.4	$—	$112.5

On an annual basis, the Company performs it's goodwill impairment review in accordance with ASC 350. Estimating the fair value of a reporting unit requires various assumptions including projections of future cash flows, perpetual growth rates and discount rates. The assumptions about future cash flows and growth rates are based on the Company’s assessment of a number of factors, including the reporting unit’s recent performance against budget, performance in the market that the reporting unit serves, and industry and general economic data from third-party sources. Discount rate assumptions are based on an assessment of the risk inherent in those future cash flows. Changes to the underlying businesses could affect the future cash flows, which in turn could affect the fair value of the reporting unit. After considering all quantitative and qualitative factors, the Company has determined that other than noted below it is more likely than not that the reporting units' fair values exceed carrying values as of the period end. Company reports goodwill impairment charges within the Asset impairment expense line of our Consolidated Statements of Operations.

Telecommunications

The Company impaired $4.5 million of Goodwill at our Telecommunications segment primarily due to the declining performance driven by deteriorating industry trends.

Insurance

The Insurance segment's operating entity, CGI, had a book value at December 31, 2019 of $503.6 million, inclusive of $198.9 million of AOCI. The increase in 2019 was largely driven by current year net income of $98.7 million, before the impact of the goodwill impairment, and an increase in AOCI of $288.0 million from December 31, 2018.

There were several factors that occurred in the fourth quarter of 2019, which impacted the fair value of the Insurance segment, primarily with respect to the future of the management fee agreement, along with our expectations of future dividends, after recent and ongoing discussions with our domestic regulator. While these factors do not have a major impact on the operations of the business, they do impact the ability to capture the value which is effectively trapped in the Insurance company.

As a result of the factors described above, our book value at CGI exceeded fair value, and the Company recognized a goodwill impairment charge of $47.3 million at our Insurance segment. Net income of CGI, after the impact of the goodwill impairment was $51.4 million for the year ended December 31, 2019. At December 31, 2019, after the impact of the goodwill impairment, the book value of CGI was $456.3 million, and we would expect additional book losses to the extent CGI is sold in the future.

Life Sciences

Through the sale of BeneVir in the second quarter of 2018, $3.6 million of goodwill was deconsolidated.

Other

Through the deconsolidation of 704Games in the third quarter of 2018, $1.8 million of goodwill was deconsolidated. See Note 4. Acquisitions, Dispositions, and Deconsolidations, for additional detail regarding our acquisitions and dispositions.
Indefinite-lived Intangible Assets

The carrying amount of indefinite-lived intangible assets were as follows (in millions):

	December 31,
	2019	2018
FCC licenses	$136.2	$120.6
State licenses	2.5	2.5
Total	$138.7	$123.1

The Broadcasting segment strategically acquires assets across the United States, which results in the recording of FCC licenses. Providing the Company acts within the requirements and constraints of the regulatory authorities, the renewal and extension of these licenses is reasonably certain at minimal costs. Accordingly, we have concluded that the acquired FCC licenses are indefinite-lived intangible assets.

In 2019, FCC licenses increased $15.6 million, $18.2 million of which was through acquisitions, offset by $2.3 million of impairments and $0.3 million loss on the sale of licenses. Our Broadcasting segment recorded the impairment as a result of its decision to forfeit FCC licenses in certain lower-ranked markets, and does not expect any significant changes to future cash flows as a result of these forfeitures. The Company reports intangible impairment charges within the Asset impairment expense line of our Consolidated Statements of Operations.

Definite Lived Intangible Assets

The gross carrying amount and accumulated amortization of amortizable intangible assets by major intangible asset class were as follows (in millions):

	Weighted-Average Original Useful Life	December 31, 2019			December 31, 2018
		Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Trade names	13 Years	$24.2	$(6.6)	$17.6	$24.2	$(4.6)	$19.6
Customer relationships	10 Years	48.6	(13.1)	35.5	46.1	(5.1)	41.0
Channel sharing arrangements	35 Years	27.2	(0.9)	26.3	25.2	—	25.2
Other	7 Years	5.5	(1.9)	3.6	5.5	(1.0)	4.5
Total		$105.5	$(22.5)	$83.0	$101.0	$(10.7)	$90.3

Amortization expense for definite lived intangible assets was $11.7 million and $4.1 million for the years ended December 31, 2019 and 2018, respectively, and was included in Depreciation and amortization in our Consolidated Statements of Operations.

VOBA

VOBA is amortized in relation to the projected future premium of the acquired long-term care blocks of business and recorded amortization increases net income for the respective period. Negative amortization of VOBA was $23.5 million and $12.8 million for the years ended December 31, 2019 and 2018, respectively,

Amortization

Excluding the impact of any future acquisitions, dispositions or change in foreign currency, the Company estimates the annual amortization expense of amortizable intangible assets for the next five fiscal years will be as follows (in millions):

	Estimated Amortization
	Definite Lived Intangible Assets	Negative VOBA
2020	$8.0	$(20.8)
2021	7.8	(19.6)
2022	7.6	(18.4)
2023	7.5	(17.1)
2024	7.0	(15.9)
Thereafter	45.1	(129.2)
Total	$83.0	$(221.0)